SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 9, 2003

Triple-S Management Corporation

(Exact name of registrant as specified in this charter)

Puerto Rico	000-49762	66-0555678

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico	00920

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 749-4949

ITEM 5. OTHER EVENTS

     The Board of Directors of TSM approved on January 9, 2003 a resolution rescheduling the date to reconvene and continue the Special Meeting commenced on October 13, 2002. The Board of Directors of TSM has set that date to be February 23, 2003. Shareholders will be notified of this date.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

	By:	/s/ Ramón Ruiz Comas

Ramón Ruiz Comas President & CEO
Date: January 10, 2003